UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 28, 2008 (August 25, 2008)
DSW Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 DSW Drive, Columbus, Ohio	43219

(Address of principal executive offices)	(Zip Code)
(614) 237-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On August 25, 2008, Retail Ventures, Inc. (“RVI”) and DSW Inc. (“DSW”), entered into a Transfer and Assignment Agreement (“Transfer Agreement”), Amendment No. 1 to Amended and Restated Shared Services Agreement (“Shared Services Amendment”), and Amendment No. 1 to Tax Separation Agreement (“Tax Amendment”; and, collectively with the Transfer Agreement and Shared Services Amendment, the “Agreements”). Each of these Agreements are effective as of March 17, 2008.
     RVI currently owns approximately 63% of DSW’s outstanding common stock.
     Under the terms of these Agreements, DSW will provide shared finance and human resources services to RVI and its subsidiaries, including Filene’s Basement. Previously, RVI provided these shared services to DSW. DSW will charge RVI and Filene’s Basement a fixed amount of $4.55 million for the period beginning March 17, 2008 and ending January 31, 2009 for all of the shared services it provides to RVI and Filene’s Basement (including information technology services which it was previously providing).
     Additionally, DSW will pay RVI a management fee of $3.76 million for certain management and oversight services for the period beginning March 17, 2008 and ending January 31, 2009.
     The foregoing summary is qualified in its entirety by reference to the full and complete terms of the Transfer and Assignment Agreement and Amendment No. 1 to Amended and Restated Shared Services Agreement, and Amendment No. 1 to Tax Separation Agreement, copies of which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and are hereby incorporated by reference into this Item 1.01.
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On August 28, 2008, the Company issued a press release regarding its consolidated financial results for the second quarter ended August 2, 2008. A copy of the press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.
     Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit Number	Description

10.1	Transfer and Assignment Agreement among Retail Ventures, Inc., Retail Ventures Services, Inc., DSW Inc., and Filene’s Basement, Inc., dated as of March 17, 2008

10.2	Amendment No. 1 to Amended and Restated Shared Services Agreement between DSW Inc. and Retail Ventures, Inc., dated as of March 17, 2008

10.3	Amendment No. 1 to Tax Separation Agreement between DSW Inc. and Retail Ventures, Inc., dated as of March 17, 2008

99.1	Press Release dated August 28, 2008

Signature
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSW, Inc.
Date: August 28, 2008	By:	/s/ Douglas J. Probst
Douglas J. Probst
Executive Vice President and Chief Financial Officer